Exhibit 10.5

SHARE TRANSFER AGREEMENT

This SHARE TRANSFER AGREEMENT (this “Agreement”), dated as of August 31, 2012, is entered into by and among Quinko-Tek International, Inc., a Nevada corporation (the “Company”), Joshua Kroo, a Joshua of the Company (“Joshua”), and Gavriella Kroo (“Graviella”). Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively as the “Parties.”

BACKGROUND

Joshua is the registered and beneficial owner of 3,838,191 shares of the Company’s common stock.

Gavriella has agreed to purchase 1,919,095 shares of the Company’s common stock (“Purchased Shares”) from Joshua for an aggregate purchase price of $11,513.57 (“Purchase Price”).

The Board of Directors of the Company has approved this share transfer.

AGREEMENT

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency is hereby acknowledged, the Parties hereto intending to be legally bound hereby agree as follows:

ARTICLE I

Transfer of Shares

SECTION 1.01. Transfer. At the Closing (as defined in Section 1.02), Joshua shall sell, transfer, convey, assign and deliver to Gavriella all of the Purchased Shares free and clear of all Liens in exchange for a promissory note in the aggregate amount equal to the Purchase Price (“Promissory Note”).

SECTION 1.02. Closing. The closing (the “Closing”) of the transaction contemplated by this Agreement (the “Transaction”) shall take place at the offices of Anslow + Jaclin, LLP in Manalapan, New Jersey [NTD: confirm], commencing upon the satisfaction or waiver of all conditions and obligations of the Parties to consummate the Transaction contemplated hereby (other than conditions and obligations with respect to the actions that the respective Parties will take at Closing) or such other date and time as the Parties may mutually determine (the “Closing Date”).

ARTICLE II

Representations and Warranties of Joshua

The Joshua hereby represents and warrants to the Gavriella as follows:

SECTION 2.01. Good Title. Joshua is the record and beneficial owner, and has good and marketable title to the Purhcased Shares, with the right and authority to sell and deliver such Purchased Shares to Gavriella as provided herein. Upon registering of Gavriella as the new owner of such Purchased Shares in the share register of the Company, Gavriella will receive good title to such Purchased Shares, free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts, Joshua agreements and other encumbrances (collectively, “Liens”).

SECTION 2.02. Power and Authority. All acts required to be taken by Joshua to enter into this Agreement and to carry out the Transaction have been properly taken. This Agreement constitutes a legal, valid and binding obligation of Joshua, enforceable against Joshua in accordance with the terms hereof.

SECTION 2.03. No Conflicts. The execution and delivery of this Agreement by Joshua and the performance by Joshua of his obligations hereunder in accordance with the terms hereof: (i) will not require the consent of any third party or any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (“Governmental Entity”) under any statutes, laws, ordinances, rules, regulations, orders, writs, injunctions, judgments, or decrees (collectively, “Laws”); (ii) will not violate any Laws applicable to Joshua; and (iii) will not violate or breach any contractual obligation to which Joshua is a party.

ARTICLE III

Representations and Warranties of Gavriella

Gavriella represents and warrants to Joshua and the Company, as follows:

SECTION 3.01. Power and Authority. All acts required to be taken by Gavriella to enter into this Agreement and to carry out the Transaction have been properly taken. This Agreement constitutes a legal, valid and binding obligation of Gavriella, enforceable against her in accordance with the terms hereof.

SECTION 3.02. No Conflicts. The execution and delivery of this Agreement by Gavriella and the performance by Gavriella of her obligations hereunder in accordance with the terms hereof: (i) will not require the consent of any third party or any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (“Governmental Entity”) under any statutes, laws, ordinances, rules, regulations, orders, writs, injunctions, judgments, or decrees (collectively, “Laws”); (ii) will not violate any Laws applicable to Gavriella; and (iii) will not violate or breach any contractual obligation to which Gavriella is a party.

SECTION 3.03. Purchase Entirely for Own Account. The Purchased Shares proposed to be acquired by Gavriella hereunder will be acquired for investment for her own account, and not with a view to the resale or distribution of any part thereof, and Gavriella has no present intention of selling or otherwise distributing the Purchased Shares, except in compliance with applicable securities laws.

SECTION 3.04. Available Information. Gavriella has such knowledge and experience in financial and business matters that she is capable of evaluating the merits and risks of an investment in the Company.

SECTION 3.05. Non-Registration. Gavriella understands that the Company’s common stock (the “Company Stock”) has not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Gavriella’s representations as expressed herein. The non-registration shall have no prejudice with respect to any rights, interests, benefits and entitlements attached to the Company Stock in accordance with the Company charter documents or the laws of its jurisdiction of incorporation.

SECTION 3.06. Restricted Securities. Gavriella understands that the Company Stock is characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by Gavriella pursuant hereto, the Company Stock would be acquired in a transaction not involving a public offering. Gavriella further acknowledges that if the Company Stock is issued to Gavriella in accordance with the provisions of this Agreement, such Company Stock may not be resold without registration under the Securities Act or the existence of an exemption therefrom. Gavriella represents that she is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

SECTION 3.07. Legends. It is understood that the Company Stock will bear the following legend or another legend that is similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

and any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

SECTION 3.08. Accredited Investor. Gavriella is an “accredited investor” within the meaning of Rule 501 under the Securities Act and Gavriella was not organized for the specific purpose of acquiring the Parent Stock.

ARTICLE IV

Deliveries

SECTION 4.01. Deliveries of the Joshua.

At or prior to the Closing, the Joshua shall deliver to Gavriella:

(i)	certificate representing the Purchased Shares, if there is any; and

(ii)
this Agreement fully executed which shall constitute a duly executed share transfer power for transfer by Joshua of the Purchased Shares to Gavriella (which Agreement shall constitute a limited power of attorney in the Company or any officer thereof to effectuate any Share transfers as may be required under applicable law, including, without limitation, recording such transfer in the share registry maintained by the Company for such purpose).

SECTION 4.02. Deliveries of Gavriella.

At or prior to the Closing, the Gavriella shall deliver to Joshua:

(i)	executed Promissory Note; and

(ii)	this Agreement fully executed. ARTICLE V

Conditions to Closing

SECTION 5.01. Joshua and Company Conditions Precedent. The obligations of Joshua and the Company to enter into and complete the Closing is subject, at the option of the Joshua and the Company, to the fulfillment on or prior to the Closing Date of the following conditions.

(a) Representations and Covenants. The representations and warranties of Gavriella contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. Gavriella shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by her on or prior to the Closing Date.

(b) Deliveries. The deliveries specified in Section 4.02 shall have been made by Gavriella.

SECTION 5.02. Gavriella Conditions Precedent. The obligations of the Gavriella to enter into and complete the Closing are subject, at the option of Gavriella, to the fulfillment on or prior to the Closing Date of the following conditions.

(a) Representations and Covenants. The representations and warranties of Joshua contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. Joshua shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Joshua on or prior to the Closing Date.

(b) Deliveries. The deliveries specified in Section 4.01 shall have been made by Joshua.

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to Joshua, to:

Joshua Kroo
5410 Netherland Ave. Apt. A44
Riverdale, NY
10471

If to Gavriella, to:

Gavriella Kroo
151 East 31st Street, Apt # 19D
New York, NY
10016

SECTION 6.02. Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the Parties. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

SECTION 6.03. Replacement of Securities. If any certificate or instrument evidencing any Company Stock is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefore, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Company Stock. If a replacement certificate or instrument evidencing any Company Stock is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

SECTION 6.04. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Parties will be entitled to specific performance under this Agreement. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

SECTION 6.05. Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

SECTION 6.06. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that Transactions contemplated hereby are fulfilled to the extent possible.

SECTION 6.07. Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

SECTION 6.08. Entire Agreement; Third Party Beneficiaries. This Agreement (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the Transactions and (b) are not intended to confer upon any person other than the Parties any rights or remedies.

SECTION 6.09. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to principles of conflicts of laws. Any action or proceeding brought for the purpose of enforcement of any term or provision of this Agreement shall be brought only in the Federal or state courts sitting in New York, and the parties hereby waive any and all rights to trial by jury.

SECTION 6.10. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of the other Parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Share Transfer Agreement as of the date first above written.

The Company:

QUINKO-TEK INTERNATIONAL, INC.

	By:	/s/ Ira Kroo
	Name:	Ira Kroo
	Title:	Chief Executive Officer

Gavriella:

GAVRIELLA KROO

	By:	/s/ Gavriella Kroo
	Name:	Gavriella Kroo

Joshua:

JOSHUA KROO

	By:	/s/ Joshua Kroo
	Name:	Joshua Kroo